American Fidelity Assurance Company and American Fidelity Separate Account
A (File No. 811-01764) hereby incorporate by reference the semi-annual report for the underlying fund below for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of
1940 (the ?Act?).
Filer/Entity:
Vanguard? Variable Insurance Fund Fund/Portfolio
Name: Total Stock Market Index Portfolio
File #:
811-05962
CIK #:
0000857490
Accession:
0001104659-22-095459
Date of Filing:
08/29/2022

This semi-annual report is for the period ended June 30, 2022 and has been transmitted to contract holders in accordance with Rule 30e-2 under the Act. Any questions regarding this filing may be directed to Jennifer Wheeler at
(405) 416-7984.